                    OPPENHEIMER HIGH INCOME FUND/VA
              Series of Oppenheimer Variable Account Funds
               Supplement dated November 17, 2006 to the
                    Prospectus dated April 30, 2006

     This  supplement   amends  the  Prospectus   dated  April 30,  2006  of
Oppenheimer  High Income Fund/VA (the "Fund") and is in addition to any existing supplements.

The Prospectus is changed as follows:

     Effective November 17, 2006, the sub-section  captioned "Portfolio Manager"
under the section  "How the Fund Is Managed"  beginning on page 10 is deleted in its entirety and is replaced by the following:

     Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals  including Thomas Swaney,  Angelo  Manioudakis,  Benjamin J. Gord,
Geoffrey  Caan,  and Antulio N.  Bomfim who are  primarily  responsible  for the day-to-day management of the Fund's investments.

     Mr. Swaney has been a portfolio manager of the Fund since November 2006 and a Vice President of the Manager since April 2006. He is also a portfolio manager of other  portfolios in the  OppenheimerFunds  complex.  Mr. Swaney was a senior analyst  of the  Manager's  High Grade  Investment  Team from June 2002 to March
2006.  Prior to joining the Manager in June 2002,  Mr. Swaney was a senior fixed income  analyst at Miller,  Anderson & Sherrerd,  a division  of Morgan  Stanley
Investment Management, from May 1998 through May 2002.

     Mr.  Manioudakis  has been a portfolio  manager of the Fund since  November
2006 and a  Senior  Vice  President  of the  Manager  and of  HarbourView  Asset
Management  Corporation since April 2002. He has been a Senior Vice President of
OFI Institutional Asset Management, Inc. since June 2002. He is also a portfolio manager  and  officer  of  other  portfolios  in the  OppenheimerFunds  complex.
Mr. Manioudakis was Executive Director and portfolio manager at Miller, Anderson
& Sherrerd from August 1993 through April 2002.

     Mr. Gord has been a portfolio  manager of the Fund since  November 2006. He has been a Vice  President of the Manager and of  HarbourView  Asset  Management
Corporation  since April 2002 and of OFI Institutional  Asset  Management,  Inc.
since June 2002.  He is also a  portfolio  manager  of other  portfolios  in the
OppenheimerFunds  complex. Mr. Gord was an Executive Director and a senior fixed income  analyst at Miller,  Anderson & Sherrerd  from April 1992  through  March
2002.

     Mr. Caan has been a portfolio manager of the Fund since November 2006 and a
Vice President of the Manager since August 2003. He is also a portfolio  manager of  other  portfolios  in the  OppenheimerFunds  complex.  Mr.  Caan  was a Vice
President of ABN AMRO N.A.,  Inc. from June 2002 through August 2003, and a Vice
President of Zurich Scudder Investments from January 1999 through June 2002.

     Mr. Bomfim has been a portfolio manager of the Fund since November 2006 and a Vice  President  of the Manager  since  October  2003.  He is also a portfolio manager of other portfolios in the  OppenheimerFunds  complex.  Mr. Bomfim was a
Senior  Economist for the Board of Governors at the Federal  Reserve System from
June 1992 to October 2003.

November 17, 2006                                                            PS0640.005